Transactions with Related Parties	12 Months Ended
Dec. 31, 2011
Transactions with Related Parties [Abstract]
Related Party Transactions Disclosure [Text Block]
Transactions with Related Parties

The Company has had, and may be expected to have in the future, banking transactions in the ordinary course of business with principal stockholders, directors, principal officers, their immediate families and affiliated companies in which they are principal stockholders (commonly referred to as related parties), all of which have been, in the opinion of management, on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties and which do not represent more than the normal risk of collectability or present other unfavorable features.

Aggregate loan transactions with related parties for the years ended December 31 were as follows:

	2011	2010
	(Dollars in thousands)
Balance, January 1,	$3,952	$1,928
New loans and advances on lines	2,058	3,212
Repayments	(1,904)	(3,163)
Other, net	(314)	1,975
Balance, December 31,	$3,792	$3,952
Balance available on lines of credit or loan commitments	$814	$788

None of these loans are past due, are in nonaccrual status or have been restructured to provide a reduction or deferral of interest or principal because of deterioration in the financial position of the borrower. There were no loans to a related party that were considered classified at December 31, 2011 or 2010.

Deposit accounts with related parties were $935 thousand and $1.8 million at December 31, 2011 and 2010, respectively. The Union Bank Defined Benefit Pension Plan also invested $77 thousand in FDIC insured certificates of deposit and had an operating demand deposit account with Union totaling $22 thousand at December 31, 2010. The Union Bank Defined Benefit Pension Plan had no certificate of deposit investments with Union and the operating demand deposit account with Union had no balance at December 31, 2011.